SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: December 9, 1996
                        --------------------------------


                         INDUSTRIAL IMAGING CORPORATION
                         ------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                                    --------
                 (State or Other Jurisdiction of Incorporation)

       0-15520                                          05-396504
       -------                                          ---------
(Commission File Number)                    (I.R.S. Employer Identification No.)


One Lowell Research Center
--------------------------
847 Rogers Street, Lowell Massachusetts                             01852
---------------------------------------                             -----
(Address of Principal Executive Offices)                          (Zip Code)

                                 (508) 937-5400
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

          Orbis, Inc., 2 Charles Street, Providence, Rhode Island 02904
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)







                                TABLE OF CONTENTS

                                    FORM 8-K

                                December 9, 1996



Item                                                                      Page
----                                                                      ----

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS                      1

ITEM 7.           EXHIBIT                                                   2

SIGNATURE                                                                   3

EXHIBITS

                                       -i-





ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS
                  ------------------------------------

         On December 5, 1996, the shareholders of Orbis, Inc. ("Orbis") (the predecessor to Industrial Imaging Corporation (the "Company")) approved resolutions to: (i) reincorporate the Company as a Delaware corporation having authorized 20,000,000 shares of Common Stock, $.01 par value, and 1,000,000 shares of Preferred Stock, $.01 par value, change its name to Industrial Imaging, and complete an 18:1 reverse stock split; (ii) approve an exchange of shares between the Company and shareholders of Triple I Corporation ("Triple I"), (iii) elect the directors of Triple I to the Company's Board of Directors,
(iv) approve a stock option plan reserving 600,000 shares of the Company's Common Stock, $.01 par value; and (v) ratify the selection of Coopers Lybrand L.L.P. as auditors for the Company.

         The shareholder vote was part of a transaction whereby Triple I shareholders will exchange 100% of Triple I outstanding Common Stock, $.01 par value per share, for 90% ownership of the Company on an undiluted basis and 93.3% ownership on a fully diluted basis. The resulting company will be led by Triple I management. Triple I will remain a subsidiary of the Company. Triple I designs, manufactures and markets automated optical, vision and industrial imaging systems for inspection and identification of defects in printed circuit boards ("PCB") and laser plotters for creating PCB artwork and photo-tools.

         Orbis's  reincorporation into Industrial Imaging was completed December
9,  1996.  The  Company   expects  the  exchange  of  shares  between  Triple  I
shareholders and Industrial Imaging to be completed shortly.

         In April 1996, Triple I completed a private placement using Schneider Securities, Inc. ("Schneider Securities") as a placement agent. Schneider Securities received placement agent fees and 88,000 warrants to purchase shares of common stock of Triple I, at $1.00 per share, as compensation for the private placement. Certain principals at Schneider Securities were officers, directors, and also beneficial owners of shares of Common Stock of Orbis. The principals at Schneider Securities resigned their positions as officers and directors as part of the transaction, but will remain minority holders of shares of Common Stock of Industrial Imaging after the exchange with Triple I shareholders is completed.





ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         a.-b. Audited Financial Statements and Pro Forma Financial Information. It is impracticable to provide the required financial statements and pro forma financial information at this time. The Company intends to file the required financial statements and pro forma financial information as soon as practicable, but in no event later than 60 days after the date this report must be filed.

                  Exhibit
                     No.               Title
                     ---               -----

                     2a Agreement of merger, dated December 5, 1996, reincorporating Orbis as a Delaware corporation under the name Industrial Imaging Corporation, filed December 9, 1996.

                     2b Form of the Shareholders Agreement by and among Orbis, Inc., Triple I Corporation and the Shareholders of Triple I Corporation.


                                        2






                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           INDUSTRIAL IMAGING CORPORATION


                                           By:/s/Juan J. Amodei
                                              ---------------------------
                                              Juan J. Amodei, Ph.D.
                                              Chief Executive Officer


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